UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21306
                                   ----------

                         FRANKLIN MUTUAL RECOVERY FUND
                        ---------------------------------
               (Exact name of registrant as specified in charter)

             101 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NJ 07078-2705
            ----------------------------------------------------------
               Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         --------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 912-2000
                                                   ----------------
Date of fiscal year end: 03/31
                        -------

Date of reporting period:  9/30/09
                           -------

ITEM 1. REPORTS TO STOCKHOLDERS.


SEPTEMBER 30, 2009

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

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                              MUTUAL RECOVERY FUND

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                      Franklin - Templeton - MUTUAL SERIES

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER .......................................................     1
SEMIANNUAL REPORT
Franklin Mutual Recovery Fund ............................................     4
Performance Summary ......................................................    11
Your Fund's Expenses .....................................................    14
Financial Highlights and Statement of Investments ........................    16
Financial Statements .....................................................    27
Notes to Financial Statements ............................................    32
Shareholder Information ..................................................    47

Shareholder Letter

AVERAGE ANNUAL TOTAL RETURN

CLASS A                    9/30/09
-------                    -------
1-Year                     -13.86%
5-Year                      -1.48%
Since Inception (11/3/03)   +0.29%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

Dear Shareholder:

Because Franklin Mutual Recovery Fund's fiscal year ends on March 31, our last annual letter came close to the recent market bottom. This current semiannual update comes after a significant market rally following that bottom. The Standard & Poor's 500 Index (S&P 500) hit its lowest level in over a decade in March, as the banking sector faced government stress tests, housing prices continued to fall, and the economic slowdown showed no signs of turning. From the end of March through September 30, the S&P 500 rallied 34.02%, and the Fund
- Class A rose 29.20%.(1) We like to remind our shareholders, however, that we are more focused on generating consistent, long-term absolute performance through market cycles than on short-term results.

Equity and credit markets were driven by a sequence of factors. Initially, the mere survival of the banking system was enough to start the market upward. The results of the government "stress tests" of major financial institutions were generally positive, enabling those institutions to raise capital in the public markets and avoid a worst-case scenario of government takeovers and/or failures of major banks. The self-reinforcing nature of these capital raises reduced risk by enabling banks to absorb legacy losses, avoid fire-sale asset liquidations and generate new business at attractive spreads. Investors began to grasp the "green shoots" of a recovery as aggressively as they had looked for protection in a proverbial bunker a month or two before.

The rally was sustained by signs of stabilization in the U.S. housing market, thawing credit markets and resumption of economic activity. Home price declines slowed and appeared to have stopped due to lower interest rates, a

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1
first-time homebuyer tax credit program and prices dipping to levels low enough to lure in bargain hunters. Stabilizing home prices helped restore confidence in homeowners and their bank creditors.

Franklin Mutual Recovery Fund provides investors with a more concentrated exposure to Franklin Mutual Advisers' expertise in event-driven situations. During the half-year period under review, the portfolio held significant exposures to undervalued equities, distressed credit and merger arbitrage. All three portions of the portfolio contributed to the positive returns so far this fiscal year, but to different degrees.

The Fund's equity positions appreciated materially during the past six months. The strongest performers tended to be companies with financial leverage, which were dismissed by the market during the downturn and have been reevaluated more dispassionately as fear receded. Other equities appreciated because their strategic value as a potential acquisition target, e.g., Lorillard, or as the target of an actual bid, e.g., Cadbury, was recognized.(2)

We anticipate continued opportunities in the area of undervalued equities. The normalization of markets has made restructurings, which rely on the availability of capital and the willingness of investors to look past near-term profit disruptions, feasible again. We also found opportunities in some Asian securities that appear significantly undervalued to us.

The Fund's debt positions also appreciated during the period. The Fund took various positions in distressed credits such as Smurfit-Stone, a paper company, over the past year, and these positions appreciated as market spreads declined and capital flowed back into credit.(2) Overall, we were disappointed that more distressed opportunities were not available. Six months ago we highlighted senior secured loans providing equity-like returns and traditional distressed restructurings as two areas of focus. Returns on senior secured paper generally were very good as the market normalized and these loans reverted to pricing reflecting their relatively low risk. The second opportunity was more limited, as reopened credit markets allowed some firms to postpone restructuring. We continue to see some opportunities in individual situations but not the widespread distress the market signaled nine months ago. We expect this area to remain active and, in the event that many of the overleveraged companies in the market begin to encounter problems refinancing debt, we think this could become a very significant area of capital allocation for the Fund.

The Fund's merger arbitrage activities appreciated least in this roaring market. The Fund took positions in large strategic deals such as Pfizer's acquisition of

(2.) Franklin Mutual Recovery Fund's holdings are based on total net assets as of 9/30/09: Lorillard, 2.0%; Cadbury, 2.0%; and Smurfit-Stone, 0.0% (sold by period-end).


                      2 | Not part of the semiannual report

Wyeth and Merck's acquisition of Schering-Plough.(3) These positions performed as expected, producing a positive and attractive return, although a return that was lower than that produced by simply owning equities outright. This is typical for such a strategy during market rallies. Merger and acquisition activity has been increasing, particularly at the end of the period, and we expect it to accelerate further. Large strategic acquirers have access to significant amounts of capital at very reasonable rates, and they are also generally facing significant headwinds to organic growth from still cautious consumers. At the same time, smaller firms generally face similar headwinds, but have less access to capital to expand. This combination of factors should drive larger firms to aggressively use capital to consolidate industries, driving growth for the next few years until the economy is on more stable footing and organic growth resumes.

We expect the Fund to remain active in merger arbitrage and may even see returns beyond normal merger arbitrage spreads if strategic firms begin to engage in bidding wars for attractive assets. Some smaller firms have received multiple bids in the past six months, and we would not be surprised to see some upside to merger arbitrage activity stemming from more bidding wars in the next year.

We remain cautious about the macroeconomic imbalances in the world and unprecedented level of government intervention in financial markets. We continue to focus on our core strategies and bottom-up analysis and are finding potentially fruitful situations. Imbalances and upheavals often generate mispricings, and we believe we can continue to find value for our shareholders.

Sincerely,


/s/ Peter A. Langerman

Peter A. Langerman
Chairman, President and Chief Executive Officer
Franklin Mutual Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(3.) Franklin Mutual Recovery Fund's holdings are based on total net assets as of 9/30/09: Pfizer, 2.2% (short position); Wyeth, 6.6%; Merck, 3.1% (short position); and Schering-Plough, 4.8%.


                     Not part of the semiannual report | 3

Semiannual Report

Franklin Mutual Recovery Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Mutual Recovery Fund's goal is capital appreciation. The Fund seeks to achieve superior risk-adjusted returns with a moderate correlation to U.S. equity markets by investing in distressed companies, merger arbitrage securities and special situation/undervalued securities. The Fund may take long and short positions, with the latter typically utilized in connection with the merger arbitrage strategy.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

ASSET ALLOCATION
Based on Total Net Assets as of 3/31/09

                                  (PIE CHART)

Equity .......................................   51.8%*
Debt Instruments .............................   20.0%
Short-Term Investments & Other Net Assets ....   28.2%

*    Net of short positions.

This semiannual report for Franklin Mutual Recovery Fund covers the period ended September 30, 2009.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Mutual Recovery Fund - Class A had a +29.20% cumulative total return. The Fund underperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which had a +34.02%

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.

                              4 | Semiannual Report
total return for the same period.(1) The Fund outperformed the -0.38% total return of the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index.(2) The performance of the Fund relative to the Bloomberg index is used as the basis for calculating the performance adjustment to the base management fee paid to the Fund's adviser. You can find more of the Fund's performance data in the Performance Summary beginning on page 11.

ECONOMIC AND MARKET OVERVIEW

During the six months under review, stock markets rallied as signs emerged of improving economic conditions. Although U.S. unemployment continued to climb, hitting 9.8% at period-end, the pace of job losses subsided somewhat during the period.(3) In the real estate market, existing home sales increased late in the period. Manufacturing and consumer confidence rose overall, and consumer spending increased in 2009's third quarter.

Many commodities' prices increased during the six months under review but remained well below highs hit in 2008. Therefore, inflation remained muted. September's inflation rate was an annualized -1.3%, while core inflation, which excludes food and energy costs, was an annualized 1.5%.(3) The stabilizing U.S. economy and benign inflation led the Federal Reserve Board to maintain the federal funds target rate in a range of 0% to 0.25% throughout the period. In addition, to help stimulate economic activity, in late July the government implemented a month-long cash-for-clunkers program, which boosted auto sales. Economic activity, as measured by U.S. gross domestic product, fell at an annualized rate of 0.7% in the second quarter and rose at an estimated annualized 3.5% rate in the third quarter of 2009, improvements over the -6.4% annualized rate in the first quarter.

U.S. equity markets began to rally in March fueled by low valuations, renewed optimism and aggregate corporate earnings that beat consensus expectations. Investors' optimism returned and risk aversion subsided as equity markets surged. For the six months under review, the Dow Jones Industrial Average,

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

(2.) Source: Bloomberg LP. The Bloomberg/EFFAS U.S. Government 3-5 Years Total
     Return Index is designed as a transparent benchmark for the U.S. government bond market. The index is unmanaged and includes price appreciation/depreciation only. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio. Please see Notes to Financial Statements for more information about the performance-based management fee.

(3.) Source: Bureau of Labor Statistics.


                             Semiannual Report | 5

TOP 10 HOLDINGS
9/30/09

COMPANY                                     % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                    NET ASSETS
------------------------                    ----------
Wyeth                                          6.6%
   PHARMACEUTICALS, U.S.
Virgin Media Inc.                              5.3%
   MEDIA, U.K.
Schering-Plough Corp.                          4.8%
   PHARMACEUTICALS, U.S.
Symetra Financial                              3.7%
   INSURANCE, U.S.
Community Health Systems Inc.                  3.0%
   HEALTH CARE PROVIDERS & SERVICES, U.S.
CVS Caremark Corp.                             3.0%
   FOOD & STAPLES RETAILING, U.S.
Sun Microsystems Inc.                          3.0%
   COMPUTERS & PERIPHERALS, U.S.
Weyerhaeuser Co.                               2.8%
   PAPER & FOREST PRODUCTS, U.S.
Constellation Energy Group                     2.7%
   INDEPENDENT POWER PRODUCERS &
   ENERGY TRADERS, U.S.
Perot Systems Corp., A                         2.6%
   IT SERVICES, U.S.

S&P 500 and NASDAQ Composite Index posted total returns of +29.67%, +34.02% and +39.49%, respectively.(4) All sectors posted positive results, and the financials, industrials and materials sectors had the strongest returns.

INVESTMENT STRATEGY

We follow a distinctive investment approach and can seek investments in distressed companies, merger arbitrage and special situations/undervalued stocks. The availability of investments at attractive prices in each of these categories varies with market cycles. Therefore, the percentage of the Fund's assets invested in each of these areas will fluctuate as we attempt to take advantage of opportunities afforded by cyclical changes. We employ rigorous, fundamental analysis to find investment opportunities. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its asset value based on such factors as book value, cash flow potential, long-term earnings and earnings multiples. We may invest in distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

MANAGER'S DISCUSSION

The six months ended September 30, 2009, featured strong performances from many securities owned by the Fund. Three of the best-performing investments were Virgin Media, a U.K. broadband and media company; Domtar, a Canadian paper producer; and Community Health Systems, a U.S. hospital owner and operator that specializes in small cities and rural areas.

Virgin Media's new management team focused on cutting costs to drive efficiency while improving customer service and network reliability. Virgin Media negotiated content agreements that enabled it to offer general and premium content similar to the leading video providers, while network improvements allowed the company to introduce a 50-megabytes-per-second broadband service, the fastest in the market. As the quality of its service metrics started to improve, the company introduced price increases across its product portfolio, yielding the first improvement in ARPU (average revenue per user) trends since the 2006 merger of NTL and Telewest that created Virgin Media. The company also took advantage of the debt market's rebound to extend its outstanding debt maturities and further strengthen its financial position. More recently, U.K. communications

(4.) Source: (C) 2009 Morningstar. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                                 6 | Semiannual Report
regulator Ofcom undertook a review of the premium content market, determining that British Sky Broadcasting, the country's pay television market leader, was inhibiting competition in pricing wholesale rates for premium content. Ofcom recommended wholesale price reductions, which would significantly reduce the fees Virgin Media pays. At period-end we believed Virgin Media remained attractively positioned, with revenues rising from price increases and its costs dropping from ongoing efficiency gains.

Domtar is North America's largest manufacturer of uncoated sheet paper. The company's share price fell in late 2008 and first quarter of 2009, similar to most other companies with substantial financial leverage. The company's share price then rebounded during the reporting period, after management announced results for 2009's second quarter that beat analyst expectations. Domtar outperformed expectations due to improving volumes, depreciating input costs, solid working capital management and a disciplined approach of managing supply to demand. Management's outlook was "prudently optimistic" as volumes and pricing appeared to have stabilized toward period-end. This fundamental health, plus improvement in the company's liquidity position -- due primarily to strong operating free cash flow and government green energy credits -- had a powerful, positive effect on Domtar's stock price.

Community Health Systems took on debt to acquire Triad Healthcare in the summer of 2007. Community Health's economic fundamentals remained strong and the company reported solid results, but its share price dropped dramatically in the market sell-off of late 2008. The shares recovered during the reporting period, however, as the market grew more comfortable with financial leverage among stable businesses, and reported trends in bad-debt expenses were better than expected. In addition, hospitals were generally expected to benefit from proposed health care reform measures currently being discussed in Congress. Health care reform is likely to include expanded coverage of the uninsured, which we believe should relieve some of the bad debt pressure that has weighed on hospital profit margins over the past few years.

In an about-face from conditions discussed in the Fund's March 2009 annual report, this semiannual report covers a period in which markets appreciated significantly and broadly, so that few of the Fund's positions declined in value. Nonetheless, there were some detractors, notably Motor Coach Industries International, a U.S. manufacturer of custom buses and coaches for a variety of transportation needs; S&P 500 Index put options, which allow holders to profit if the market declines within a preset period of time; and First Chicago Bancorp, a commercial banking and mortgage company.

TOP 10 SECTORS/INDUSTRIES
9/30/09

                                               % OF TOTAL
                                               NET ASSETS
                                               ----------
Media                                             7.8%
Pharmaceuticals                                   6.1%
Diversified Telecommunication Services            5.7%
Insurance                                         5.1%
Paper & Forest Products                           4.5%
Beverages                                         3.8%
Independent Power Producers & Energy Traders      3.7%
Food & Staples Retailing                          3.7%
IT Services                                       3.5%
Tobacco                                           3.5%


                             Semiannual Report | 7

Motor Coach is the largest manufacturer of commuter coaches in the U.S. In September 2008, the company filed for Chapter 11 bankruptcy protection. During the restructuring the company was able to significantly deleverage its balance sheet through a debt-for-equity exchange and a $200 million preferred equity injection that was backstopped by funds managed by Franklin Mutual Advisers, LLC, including Franklin Mutual Recovery Fund. The company emerged from bankruptcy in the spring of 2009, immediately facing head-winds including growing municipal budget deficits, rising unemployment and a weakening U.S. dollar relative to the Canadian dollar. Orders for new coaches came in lower than expected, and unabsorbed overhead costs along with the currency mismatch had a negative effect on the company's ability to meet its financial projections. Although we believe this situation should correct itself over time and new coach purchase deferrals should reverse themselves, the slowdown in Motor Coach's business has reduced the value of its securities.

The Fund has at times over the past few years held a position in index puts on the S&P 500 when the price of the option appeared inexpensive relative to the protection conveyed. The Fund reestablished a position as stock markets rallied and option prices (as measured by implied volatility) dropped significantly. As markets continued to rally through period-end, the value of the put options declined.

First Chicago Bancorp is a private investment held by the Fund for several years. The six-month period under review proved difficult for the bank as stagnation in the Chicago-area commercial real estate market led to significant loan losses and subsequent loan loss reserve building by First Chicago. The bank raised additional equity in an attempt to survive this period. We participated in the equity infusion and held on to our position in First Chicago through period-end.


                              8 | Semiannual Report

Thank you for your interest and participation in Franklin Mutual Recovery Fund. We look forward to serving your future investment needs.

(PHOTO OF CHRISTIAN CORREA)


/s/ Christian Correa

Christian Correa, CFA
Co-Portfolio Manager


(PHOTO OF SHAWN M. TUMULTY)


/s/ Shawn M. Tumulty

Shawn M. Tumulty
Co-Portfolio Manager


(PHOTO OF KEITH LUH)


/s/ Keith Luh

Keith Luh, CFA
Assistant Portfolio Manager

Franklin Mutual Recovery Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 9

KEITH LUH assumed assistant portfolio manager responsibility for Franklin Mutual Recovery Fund in May 2009. He is a research analyst specializing in distressed securities, merger arbitrage and event-driven situations.

Prior to joining Mutual Series in 2005, Mr. Luh was an analyst in global equity research at Putnam Investments, where he also helped manage a best-ideas research fund. Previously, he worked in the investment banking group at Volpe Brown Whelan and Co., LLC, and the derivative products trading group at BNP. He began his career in the financial services industry in 1996.

Mr. Luh earned his B.A. in economics from the University of Pennsylvania and an M.B.A. in finance and entrepreneurship from Columbia Business School. He is a Chartered Financial Analyst (CFA) Charterholder and is a member of the New York Society of Security Analysts.


                             10 | Semiannual Report

Performance Summary as of 9/30/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: FMRAX)         CHANGE   9/30/09   3/31/09
-----------------------         ------   -------   -------
Net Asset Value (NAV)           +$2.05    $9.07     $7.02

CLASS B (SYMBOL: N/A)           CHANGE   9/30/09   3/31/09
---------------------           ------   -------   -------
Net Asset Value (NAV)           +$1.99    $8.90     $6.91

CLASS C (SYMBOL: FCMRX)         CHANGE   9/30/09   3/31/09
-----------------------         ------   -------   -------
Net Asset Value (NAV)           +$1.99    $8.90     $6.91

ADVISOR CLASS (SYMBOL: FMRVX)   CHANGE   9/30/09   3/31/09
-----------------------------   ------   -------   -------
Net Asset Value (NAV)           +$2.08    $9.16     $7.08


                             Semiannual Report | 11

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                   6-MONTH           1-YEAR   5-YEAR   INCEPTION (11/3/03)
-------                                  --------          -------   ------   -------------------
Cumulative Total Return(1)                +29.20%            -8.60%   -1.50%          +7.94%
Average Annual Total Return(2)            +21.77%           -13.86%   -1.48%          +0.29%
Value of $10,000 Investment(3)           $12,177           $ 8,614   $9,284         $10,173
   Total Annual Operating                           1.43%

CLASS B                                   6-MONTH           1-YEAR   5-YEAR   INCEPTION (11/3/03)
-------                                  --------          -------   ------   -------------------
Cumulative Total Return(1)                +28.80%            -9.33%   -4.73%          +3.93%
Average Annual Total Return(2)            +24.80%           -12.90%   -1.27%          +0.52%
Value of $10,000 Investment(3)           $12,480           $ 8,710   $9,379         $10,313
   Total Annual Operating Expenses(4)               2.12%

CLASS C                                   6-MONTH           1-YEAR   5-YEAR   INCEPTION (11/3/03)
-------                                  --------          -------   ------   -------------------
Cumulative Total Return(1)                +28.80%            -9.27%   -4.68%          +3.97%
Average Annual Total Return(2)            +27.80%           -10.16%   -0.95%          +0.66%
Value of $10,000 Investment(3)           $12,780           $ 8,984   $9,532         $10,397
    Total Annual Operating Expenses(4)              2.09%

ADVISOR CLASS                             6-MONTH           1-YEAR    5-YEAR   INCEPTION (6/2/03)
-------------                            --------          -------   -------   ------------------
Cumulative Total Return(1)                 +29.38%          -8.44%     +0.06%        +22.14%
Average Annual Total Return(2)            +29.38%           -8.44%     +0.01%         +3.21%
Value of $10,000 Investment(3)           $ 12,938          $9,156    $10,006        $12,214
   Total Annual Operating Expenses(4)               1.13%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             12 | Semiannual Report

ENDNOTES

THE FUND MAY INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS, AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND IS A NONDIVERSIFIED FUND AND MAY EXPERIENCE INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC OR REGULATORY DEVELOPMENTS AFFECTING SIMILAR ISSUERS OR SECURITIES. THE FUND MAY INVEST IN FOREIGN SECURITIES WHOSE RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND IS STRUCTURED AS A CONTINUOUSLY OFFERED, CLOSED-END FUND AND DOES NOT OFFER DAILY REDEMPTIONS. INSTEAD, THE FUND HAS A POLICY TO PROVIDE INVESTORS ACCESS TO THEIR MONEY BY MAKING QUARTERLY TENDER OFFERS FOR 5% TO 25% OF THE FUND'S OUTSTANDING SHARES. THE FUND MAY SUSPEND OR POSTPONE A TENDER OFFER SUBJECT TO APPROVAL BY THE FUND'S BOARD. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B:       These shares have higher annual fees and expenses than Class
               A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             Semiannual Report | 13

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             14 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 4/1/09      VALUE 9/30/09   PERIOD* 4/1/09-9/30/09
                                           ----------------    --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,292.00             $15.69
Hypothetical (5% return before expenses)         $1,000           $1,011.38             $13.77
CLASS B
Actual                                           $1,000           $1,288.00             $19.79
Hypothetical (5% return before expenses)         $1,000           $1,007.77             $17.36
CLASS C
Actual                                           $1,000           $1,288.00             $19.79
Hypothetical (5% return before expenses)         $1,000           $1,007.77             $17.36
ADVISOR CLASS
Actual                                           $1,000           $1,293.80             $14.09
Hypothetical (5% return before expenses)         $1,000           $1,012.78             $12.36

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 2.73%; B: 3.45%; C: 3.45%; and Advisor:
     2.45%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


                             Semiannual Report | 15

Franklin Mutual Recovery Fund

FINANCIAL HIGHLIGHTS

                                                            SIX MONTHS ENDED                   YEAR ENDED MARCH 31,
                                                           SEPTEMBER 30, 2009  -------------------------------------------------
                                                              (UNAUDITED)       2009       2008       2007      2006      2005
                                                           ------------------  -------   --------   --------  --------   -------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................       $   7.02        $ 11.98   $  15.04   $  13.43  $  12.64   $ 11.91
                                                               --------        -------   --------   --------  --------   -------
Income from investment operations(a):
   Net investment income (loss)(b) .....................             --(c)        0.08       0.09       0.16     (0.02)     0.02
   Net realized and unrealized gains (losses) ..........           2.05          (4.84)     (2.07)      2.27      1.52      1.43
                                                               --------        -------   --------   --------  --------   -------
Total from investment operations .......................           2.05          (4.76)     (1.98)      2.43      1.50      1.45
                                                               --------        -------   --------   --------  --------   -------
Less distributions from:
   Net investment income ...............................             --          (0.19)     (0.29)        --     (0.01)    (0.04)
   Net realized gains ..................................             --          (0.01)     (0.79)     (0.82)    (0.70)    (0.68)
                                                               --------        -------   --------   --------  --------   -------
Total distributions ....................................             --          (0.20)     (1.08)     (0.82)    (0.71)    (0.72)
                                                               --------        -------   --------   --------  --------   -------
Net asset value, end of period .........................       $   9.07        $  7.02   $  11.98   $  15.04  $  13.43   $ 12.64
                                                               ========        =======   ========   ========  ========   =======
Total return(d) ........................................          29.20%        (39.55)%   (14.04)%    18.73%    12.51%    12.48%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates
   and expense reduction(f) ............................           2.73%          1.47%      2.49%      3.36%     3.53%     3.15%
Expenses net of waiver and payments by affiliates(f) ...           2.73%          1.47%      2.49%      3.36%     3.53%     3.05%
Expenses net of waiver and payments by affiliates and
    expense reduction(f) ...............................           2.73%          1.47%      2.48%      3.36%     3.52%     3.05%
Ratios to average net assets, excluding dividend
   expense on securities sold short and stock loan fees:
   Expenses before waiver and payments by affiliates
      and expense reduction ............................           1.41%          1.39%      2.46%      3.16%     3.34%     3.11%
   Expenses net of waiver and payments by affiliates ...           1.41%          1.39%      2.46%      3.16%     3.34%     3.02%
   Expenses net of waiver and payments by affiliates
      and expense reduction ............................           1.41%          1.39%      2.45%      3.16%     3.33%     3.02%
Net investment income (loss) ...........................           0.96%          0.90%      0.60%      1.11%    (0.19)%    0.17%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................       $104,567        $97,975   $238,020   $209,897  $104,694   $57,709
Portfolio turnover rate ................................          48.25%         62.22%     89.18%     85.63%    69.20%    87.68%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Includes dividend expense on securities sold short and stock loan fees which vary from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Franklin Mutual Recovery Fund

                                                            SIX MONTHS ENDED              YEAR ENDED MARCH 31,
                                                           SEPTEMBER 30, 2009  -------------------------------------------
                                                               (UNAUDITED)      2009      2008      2007    2006     2005
                                                           ------------------  -------   -------   ------  ------   ------
CLASS B
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................         $ 6.91        $ 11.76   $ 14.78   $13.29  $12.58   $11.89
                                                                 ------        -------   -------   ------  ------   ------
Income from investment operations(a):
   Net investment income (loss)(b) .....................          (0.03)          0.02     (0.01)    0.01   (0.11)   (0.06)
   Net realized and unrealized gains (losses) ..........           2.02          (4.75)    (2.02)    2.30    1.52     1.43
                                                                 ------        -------   -------   ------  ------   ------
Total from investment operations .......................           1.99          (4.73)    (2.03)    2.31    1.41     1.37
                                                                 ------        -------   -------   ------  ------   ------
Less distributions from:
   Net investment income ...............................             --          (0.11)    (0.20)      --      --       --
   Net realized gains ..................................             --          (0.01)    (0.79)   (0.82)  (0.70)   (0.68)
                                                                 ------        -------   -------   ------  ------   ------
Total distributions ....................................             --          (0.12)    (0.99)   (0.82)  (0.70)   (0.68)
                                                                 ------        -------   -------   ------  ------   ------
Net asset value, end of period .........................         $ 8.90        $  6.91   $ 11.76   $14.78  $13.29   $12.58
                                                                 ======        =======   =======   ======  ======   ======
Total return(c) ........................................          28.80%        (39.97)%  (14.67)%  18.00%  11.79%   11.77%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses before waiver and payments by affiliates
   and expense reduction(e) ............................           3.45%          2.12%     3.14%    4.01%   4.18%    3.79%
Expenses net of waiver and payments by affiliates(e) ...           3.45%          2.12%     3.14%    4.01%   4.18%    3.69%
Expenses net of waiver and payments by affiliates
   and expense reduction(e) ............................           3.45%          2.12%     3.13%    4.01%   4.17%    3.69%
Ratios to average net assets, excluding dividend
   expense on securities sold short and stock loan fees:
   Expenses before waiver and payments by affiliates
      and expense reduction ............................           2.13%          2.04%     3.11%    3.81%   3.99%    3.75%
   Expenses net of waiver and payments by affiliates ...           2.13%          2.04%     3.11%    3.81%   3.99%    3.65%
   Expenses net of waiver and payments by affiliates
      and expense reduction ............................           2.13%          2.04%     3.10%    3.81%   3.98%    3.65%
Net investment income (loss) ...........................           0.24%          0.25%    (0.05)%   0.46%  (0.84)%  (0.47)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................         $1,807        $ 1,704   $ 4,333   $5,024  $4,243   $3,246
Portfolio turnover rate ................................          48.25%         62.22%    89.18%   85.63%  69.20%   87.68%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e) Includes dividend expense on securities sold short and stock loan fees which vary from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Franklin Mutual Recovery Fund

                                                            SIX MONTHS ENDED                 YEAR ENDED MARCH 31,
                                                           SEPTEMBER 30, 2009  ----------------------------------------------
                                                              (UNAUDITED)       2009      2008      2007      2006     2005
                                                           ------------------  -------   -------   -------  -------   -------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................        $  6.91        $ 11.75   $ 14.78   $ 13.29  $ 12.58   $ 11.89
                                                                -------        -------   -------   -------  -------   -------
Income from investment operations(a):
   Net investment income (loss)(b) .....................          (0.03)          0.02     (0.01)     0.04    (0.11)    (0.06)
   Net realized and unrealized gains (losses) ..........           2.02          (4.74)    (2.02)     2.27     1.52      1.43
                                                                -------        -------   -------   -------  -------   -------
Total from investment operations .......................           1.99          (4.72)    (2.03)     2.31     1.41      1.37
                                                                -------        -------   -------   -------  -------   -------
Less distributions from:
   Net investment income ...............................             --          (0.11)    (0.21)       --       --        --
   Net realized gains ..................................             --          (0.01)    (0.79)    (0.82)   (0.70)    (0.68)
                                                                -------        -------   -------   -------  -------   -------
Total distributions ....................................             --          (0.12)    (1.00)    (0.82)   (0.70)    (0.68)
                                                                -------        -------   -------   -------  -------   -------
Net asset value, end of period .........................        $  8.90        $  6.91   $ 11.75   $ 14.78  $ 13.29   $ 12.58
                                                                =======        =======   =======   =======  =======   =======
Total return(c) ........................................          28.80%        (39.85)%  (14.66)%   17.99%   11.79%    11.77%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses before waiver and payments by affiliates
   and expense reduction(e) ............................           3.45%          2.09%     3.14%     3.99%    4.18%     3.78%
Expenses net of waiver and payments by affiliates(e) ...           3.45%          2.09%     3.14%     3.99%    4.18%     3.68%
Expenses net of waiver and payments by affiliates
   and expense reduction(e) ............................           3.45%          2.09%     3.13%     3.99%    4.17%     3.68%
Ratios to average net assets, excluding dividend
   expense on securities sold short and stock loan fees:
   Expenses before waiver and payments by affiliates
      and expense reduction ............................           2.13%          2.01%     3.11%     3.79%    3.99%     3.74%
   Expenses net of waiver and payments by affiliates ...           2.13%          2.01%     3.11%     3.79%    3.99%     3.64%
   Expenses net of waiver and payments by affiliates
      and expense reduction ............................           2.13%          2.01%     3.10%     3.79%    3.98%     3.64%
Net investment income (loss) ...........................           0.24%          0.28%    (0.05)%    0.48%   (0.84)%   (0.46)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................        $41,881        $38,432   $96,131   $87,018  $55,030   $29,991
Portfolio turnover rate ................................          48.25%         62.22%    89.18%    85.63%   69.20%    87.68%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e) Includes dividend expense on securities sold short and stock loan fees which vary from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Franklin Mutual Recovery Fund

                                                            SIX MONTHS ENDED                   YEAR ENDED MARCH 31,
                                                           SEPTEMBER 30, 2009  -----------------------------------------------
                                                              (UNAUDITED)        2009      2008       2007      2006     2005
                                                           ------------------  -------   --------   --------  -------  -------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................        $  7.08        $ 12.10   $  15.18   $  13.50  $ 12.67  $ 11.92
                                                                -------        -------   --------   --------  -------  -------
Income from investment operations(a):
   Net investment income(b) ............................           0.01           0.15       0.14       0.21     0.02     0.06
   Net realized and unrealized gains (losses) ..........           2.07          (4.93)     (2.09)      2.29     1.53     1.44
                                                                -------        -------   --------   --------  -------  -------
Total from investment operations .......................           2.08          (4.78)     (1.95)      2.50     1.55     1.50
                                                                -------        -------   --------   --------  -------  -------
Less distributions from:
   Net investment income ...............................             --          (0.23)     (0.34)        --    (0.02)   (0.07)
   Net realized gains ..................................             --          (0.01)     (0.79)     (0.82)   (0.70)   (0.68)
                                                                -------        -------   --------   --------  -------  -------
Total distributions ....................................             --          (0.24)     (1.13)     (0.82)   (0.72)   (0.75)
                                                                -------        -------   --------   --------  -------  -------
Net asset value, end of period .........................        $  9.16        $  7.08   $  12.10   $  15.18  $ 13.50  $ 12.67
                                                                =======        =======   ========   ========  =======  =======
Total return(c) ........................................          29.38%        (39.29)%   (13.83)%    19.24%   12.88%   12.88%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses before waiver and payments by affiliates
   and expense reduction(e) ............................           2.45%          1.13%      2.14%      3.01%    3.18%    2.80%
Expenses net of waiver and payments by affiliates(e) ...           2.45%          1.13%      2.14%      3.01%    3.18%    2.70%
Expenses net of waiver and payments by affiliates
   and expense reduction(e) ............................           2.45%          1.13%      2.13%      3.01%    3.17%    2.70%
Ratios to average net assets, excluding dividend
   expense on securities sold short and stock loan fees:
   Expenses before waiver and payments by affiliates
      and expense reduction ............................           1.13%          1.05%      2.11%      2.81%    2.99%    2.76%
   Expenses net of waiver and payments by affiliates ...           1.13%          1.05%      2.11%      2.81%    2.99%    2.66%
   Expenses net of waiver and payments by affiliates
      and expense reduction ............................           1.13%          1.05%      2.10%      2.81%    2.98%    2.66%
Net investment income ..................................           1.24%          1.24%      0.95%      1.46%    0.16%    0.52%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................        $40,418        $33,920   $155,570   $152,068  $80,420  $71,586
Portfolio turnover rate ................................          48.25%         62.22%     89.18%     85.63%   69.20%   87.68%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Total return is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e) Includes dividend expense on securities sold short and stock loan fees which vary from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Franklin Mutual Recovery Fund

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2009 (UNAUDITED)

                                                                                     COUNTRY       SHARES/CONTRACTS       VALUE
                                                                                 ---------------   ----------------   ------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS 72.8%
          AIRLINES 0.2%
(a)       ACE Aviation Holdings Inc., A ......................................        Canada             77,119       $    363,234
(a, b)    Northwest Airlines Corp., Contingent Distribution ..................     United States      7,455,000              4,473
                                                                                                                      ------------
                                                                                                                           367,707
                                                                                                                      ------------
          AUTO COMPONENTS 0.2%
(a, b, c) Collins & Aikman Products Co., Contingent Distribution .............     United States         53,682                537
(a, b, c) Dana Holding Corp., Contingent Distribution ........................     United States        661,000                 --
(a, d)    IACNA Investor LLC .................................................     United States         10,457                104
(a, d, e) International Automotive Components Group Brazil LLC ...............        Brazil            185,241            197,573
(a, d, e) International Automotive Components Group Japan LLC ................         Japan             16,213             53,855
(a, d, e) International Automotive Components Group LLC ......................      Luxembourg          660,308            212,025
(a, d, e) International Automotive Components Group NA LLC, A ................     United States        299,438              2,515
                                                                                                                      ------------
                                                                                                                           466,609
                                                                                                                      ------------
          BEVERAGES 3.8%
          Carlsberg AS, B ....................................................        Denmark            34,249          2,480,787
          Lion Nathan Ltd. ...................................................       Australia           91,150            920,515
          Pepsi Bottling Group Inc. ..........................................     United States         75,770          2,761,059
          PepsiAmericas Inc. .................................................     United States         33,440            955,046
                                                                                                                      ------------
                                                                                                                         7,117,407
                                                                                                                      ------------
          COMMERCIAL BANKS 1.2%
          Columbia Banking System Inc. .......................................     United States         49,900            825,845
(a, d)    Elephant Capital Holdings Ltd. .....................................         Japan                721                 --
(a, d)    First Chicago Bancorp ..............................................     United States      1,055,414          1,444,645
(a, d)    NCB Warrant Holdings Ltd., A .......................................         Japan             31,928                 --
                                                                                                                      ------------
                                                                                                                         2,270,490
                                                                                                                      ------------
          COMPUTERS & PERIPHERALS 3.0%
(a)       Sun Microsystems Inc. ..............................................     United States        623,800          5,670,342
                                                                                                                      ------------
          CONSUMER FINANCE 2.5%
(a, d, e) CB FIM Coinvestors LLC .............................................     United States      1,439,821          3,671,543
(a, d)    Cerberus CG Investor I LLC .........................................     United States      1,874,481            356,151
(a, d)    Cerberus CG Investor II LLC ........................................     United States      1,874,481            356,151
(a, d)    Cerberus CG Investor III LLC .......................................     United States        937,240            178,076
(a, d)    Cerberus FIM Investors Holdco LLC ..................................     United States      1,801,197            146,798
                                                                                                                      ------------
                                                                                                                         4,708,719
                                                                                                                      ------------
          DIVERSIFIED TELECOMMUNICATION SERVICES 5.7%
(a, d)    AboveNet Inc. ......................................................     United States         83,977          4,094,719
(a, d)    AboveNet Inc., stock grant, grant price $10.475, expiration date
             9/09/13 .........................................................     United States             55              8,423
(a, d)    AboveNet Inc., stock grant, grant price $30, expiration date
             9/07/18 .........................................................     United States             11                825
          Cable & Wireless PLC ...............................................    United Kingdom      2,073,433          4,761,129
(a)       GVT Holdings SA ....................................................        Brazil             84,700          1,938,199
                                                                                                                      ------------
                                                                                                                        10,803,295
                                                                                                                      ------------


                             20 | Semiannual Report

Franklin Mutual Recovery Fund

                                                                                     COUNTRY       SHARES/CONTRACTS       VALUE
                                                                                 ---------------   ----------------   ------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          FOOD & STAPLES RETAILING 3.7%
(a, f)    AWB Ltd. ...........................................................      Australia         1,141,333       $  1,283,486
(g, h)    CVS Caremark Corp. .................................................    United States         159,505          5,700,709
                                                                                                                      ------------
                                                                                                                         6,984,195
                                                                                                                      ------------
          FOOD PRODUCTS 2.0%
          Cadbury PLC ........................................................    United Kingdom        289,183          3,708,352
                                                                                                                      ------------
          HEALTH CARE PROVIDERS & SERVICES 3.0%
(a)       Community Health Systems Inc. ......................................    United States         179,834          5,742,100
                                                                                                                      ------------
          HOTELS, RESTAURANTS & LEISURE 0.0%(i)
(a, d)    GLCP Harrah's Investment LP ........................................    United States       4,502,725                 --
(a)       Trump Entertainment Resorts Inc. ...................................    United States          18,564              3,007
                                                                                                                      ------------
          INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 3.7%
(a)       Canadian Hydro Developers Inc. .....................................        Canada            396,300          1,907,336
          Constellation Energy Group .........................................    United States         159,388          5,159,390
                                                                                                                      ------------
                                                                                                                         7,066,726
                                                                                                                      ------------
          INSURANCE 5.1%
(a, b, c) Fortis, Contingent Distribution ....................................       Belgium            221,485                 --
(a, d)    Imagine Group Holdings Ltd. ........................................       Bermuda            287,034          2,734,458
(a, d)    Symetra Financial ..................................................    United States         445,440          6,948,864
                                                                                                                      ------------
                                                                                                                         9,683,322
                                                                                                                      ------------
          IT SERVICES 4.0%
(a)       Alliance Data Systems Corp. ........................................    United States          44,125          2,695,155
(a)       Perot Systems Corp., A .............................................    United States         164,070          4,872,880
                                                                                                                      ------------
                                                                                                                         7,568,035
                                                                                                                      ------------
          MACHINERY 0.0%
(a, d, e) Motor Coach Industries International Inc. ..........................    United States             574                 --
                                                                                                                      ------------
          MEDIA 9.0%
(a)       Adelphia Recovery Trust ............................................    United States      11,280,134            282,003
(a, b)    Adelphia Recovery Trust, Arahova Contingent Value Vehicle,
             Contingent Distribution .........................................    United States       1,018,915            208,877
(a, b)    Century Communications Corp., Contingent Distribution ..............    United States       2,826,000                 --
          News Corp., A ......................................................    United States         184,040          2,206,640
          Sinomedia Holding Ltd. .............................................        China           3,089,000            597,871
(h)       Time Warner Cable Inc. .............................................    United States          86,563          3,730,000
          Virgin Media Inc. ..................................................    United Kingdom        717,289          9,984,663
                                                                                                                      ------------
                                                                                                                        17,010,054
                                                                                                                      ------------
          METALS & MINING 1.1%
          BHP Billiton PLC, ADR ..............................................    United Kingdom         38,500          2,121,350
                                                                                                                      ------------


                             Semiannual Report | 21

Franklin Mutual Recovery Fund

                                                                                     COUNTRY       SHARES/CONTRACTS       VALUE
                                                                                 ---------------   ----------------   ------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          OFFICE ELECTRONICS 1.2%
          Xerox Corp. ........................................................    United States         294,252       $  2,277,511
                                                                                                                      ------------
          PAPER & FOREST PRODUCTS 4.5%
(a)       Domtar Corp. .......................................................    United States          88,140          3,104,291
          Weyerhaeuser Co. ...................................................    United States         145,670          5,338,805
                                                                                                                      ------------
                                                                                                                         8,443,096
                                                                                                                      ------------
          PHARMACEUTICALS 11.4%
          Schering-Plough Corp. ..............................................    United States         321,880          9,093,110
(i)       Wyeth ..............................................................    United States         255,340         12,404,417
                                                                                                                      ------------
                                                                                                                        21,497,527
                                                                                                                      ------------
          ROAD & RAIL 0.1%
          National Express Group PLC .........................................    United Kingdom         22,340            170,709
                                                                                                                      ------------
          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.8%
(a)       LSI Corp. ..........................................................    United States         591,749          3,248,702
(g)       Maxim Integrated Products Inc. .....................................    United States         107,020          1,941,343
                                                                                                                      ------------
                                                                                                                         5,190,045
                                                                                                                      ------------
          SOFTWARE 1.1%
(a)       RCG Holdings Ltd. ..................................................      Hong Kong         1,552,000          1,982,555
                                                                                                                      ------------
          TOBACCO 3.5%
(a)       Alliance One International Inc. ....................................    United States         601,060          2,692,749
          Lorillard Inc. .....................................................    United States          51,460          3,823,478
                                                                                                                      ------------
                                                                                                                         6,516,227
                                                                                                                      ------------
          TRANSPORTATION INFRASTRUCTURE 0.0%(i)
          Groupe Eurotunnel SA ...............................................        France              2,706             27,678
                                                                                                                      ------------
          TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
             (COST $ 158,803,019).............................................                                         137,397,058
                                                                                                                      ------------
          PREFERRED STOCKS (COST $4,218,553) 1.4%
          MACHINERY 1.4%
(d, e)    Motor Coach Industries International Inc., pfd. ....................    United States           4,219          2,603,185
                                                                                                                      ------------
          OPTIONS PURCHASED 0.1%
          PUT OPTIONS 0.1%
(a)       ProShares Ultra S&P 500, exercise price $24, expiration date
             3/20/10 .........................................................    United States             750             95,625
(a)       S&P 500 Index, exercise price $775, expiration date 12/19/09 .......    United States              75             21,750
(a)       S&P 500 Index, exercise price $800, expiration date 12/19/09 .......    United States              67             25,460
(a)       S&P 500 Index, exercise price $800, expiration date 3/20/10 ........    United States              54             65,340
(a)       Walter Energy Inc., exercise price $40, expiration date 12/19/09 ...    United States             200             18,000
                                                                                                                      ------------
          TOTAL OPTIONS PURCHASED (COST $1,485,331) ..........................                                             226,175
                                                                                                                      ------------


                             22 | Semiannual Report

Franklin Mutual Recovery Fund

                                                                                                      PRINCIPAL
                                                                                     COUNTRY          AMOUNT(j)           VALUE
                                                                                 ---------------   ----------------   ------------
          CORPORATE BONDS, NOTES & SENIOR FLOATING RATE INTERESTS 11.9%
          American General Finance Corp.,
             5.85%, 6/01/13 ..................................................    United States          95,000       $     72,936
             senior note, J, 6.90%, 12/15/17 .................................    United States       1,330,000            936,819
(k)       Boston Generating LLC, FRN,
             Revolver, 0.158%, 12/21/13 ......................................    United States          48,278             35,409
             Synthetic Letter of Credit, 0.158%, 12/21/13 ....................    United States         172,322            126,388
             Term Loan B, 2.533%, 12/21/13 ...................................    United States         757,683            555,713
(d, l)    Cerberus CG Investor I LLC, 12.00%, 7/31/14 ........................    United States       1,645,200            312,588
(d, l)    Cerberus CG Investor II LLC, 12.00%, 7/31/14 .......................    United States       1,645,200            312,588
(d, l)    Cerberus CG Investor III LLC, 12.00%, 7/31/14 ......................    United States         822,600            156,294
(d, l)    Cerberus FIM Investors Holdco LLC, 12.00%, 11/22/13 ................    United States       5,330,691            434,451
          CIT Group Inc.,
(k)          FRN, 13.00%, 1/20/12 ............................................    United States         569,000            585,359
             senior bond, 6.00%, 4/01/36 .....................................    United States         365,000            211,700
             senior note, 4.75%, 12/15/10 ....................................    United States         222,000            153,400
             senior note, 5.60%, 4/27/11 .....................................    United States         235,000            160,066
             senior note, 5.40%, 2/13/12 .....................................    United States         279,000            183,214
             senior note, 7.625%, 11/13/12 ...................................    United States         641,000            417,853
             senior note, 5.80%, 10/01/36 ....................................    United States         912,000            547,884
(k)          senior note, FRN, 0.773%, 11/03/10 ..............................    United States         164,000            113,315
(k)       First Data Corp., Term Loan, FRN,
             B-1, 2.996%, 9/24/14 ............................................    United States       2,017,162          1,744,284
             B-2, 3.007%, 9/24/14 ............................................    United States         626,309            540,793
             B-3, 3.007%, 9/24/14 ............................................    United States         176,400            152,192
          Groupe Eurotunnel SA, cvt., sub. bond, NRS I, T3,
             3.00%, 7/28/10 ..................................................        France          1,561,200 EUR      3,072,022
             3.00%, 7/28/10 ..................................................        France            805,919 GBP      2,053,656
(m)       Indianapolis Downs LLC, 144A,
             senior secured note, 11.00%, 11/01/12 ...........................    United States       1,000,000            595,000
(n)          senior secured sub. note, PIK, 15.50%, 11/01/13 .................    United States       4,380,193          1,861,582
(c, e, k) International Automotive Components Group NA Inc., Revolver, FRN,
             6.25%, 1/18/14 ..................................................    United States          59,381             59,381
(d, e, l) International Automotive Components Group NA LLC, 9.00%, 4/01/17 ...    United States          90,167             77,489
          Orion Power Holdings Inc., senior note, 12.00%, 5/01/10 ............    United States         900,000            936,000
          Realogy Corp.,
(f, k)       Delayed Draw Term B Loan, FRN, 3.254%, 10/10/13 .................    United States         901,185            770,030
(f, k)       Initial Term Loan B, FRN, 3.254%, 10/10/13 ......................    United States       1,315,982          1,124,460
             Second Lien Tranche A Term Loan, 13.50%, 10/15/17 ...............    United States         222,000            231,713
(f, k)       Synthetic Letter of Credit, FRN, 0.161%, 10/10/13 ...............    United States         354,280            302,720
(f, k)    Spectrum Brands Inc., FRN,
             Dollar Term Loan B, 8.00%, 6/20/12 ..............................    United States         195,031            186,498
             Euro Term Loan, 4.90%, 6/20/12 ..................................    United States         613,450 EUR        854,681
             Letter of Credit Commitment, 8.75%, 6/20/12 .....................    United States           9,966              9,530
(k)       Texas Competitive Electric Holdings Co. LLC, FRN,
             Initial Tranche B-1 Term Loan, 3.754%, 10/10/14 .................    United States       2,250,139          1,786,611
             Tranche B-3 Term Loan, 3.754%, 10/10/14 .........................    United States         533,564            421,515
             Tranche B-2 Term Loan, 3.754%, 10/10/14 .........................    United States         355,176            282,098
                                                                                                                      ------------
          TOTAL CORPORATE BONDS, NOTES & SENIOR FLOATING RATE
             INTERESTS (COST $33,983,472) ....................................                                          22,378,232
                                                                                                                      ------------


                             Semiannual Report | 23

Franklin Mutual Recovery Fund

                                                                                                       PRINCIPAL
                                                                                     COUNTRY          AMOUNT(j)           VALUE
                                                                                 ---------------   ----------------   ------------
          CORPORATE BONDS, NOTES & SENIOR FLOATING RATE INTERESTS
             IN REORGANIZATION 1.8%
(k, l)    Charter Communications Operating LLC, FRN,
             Incremental Term Loan, 9.25%, 3/06/14 ...........................    United States         536,949       $    543,795
             Term Loan B, 6.25%, 3/06/14 .....................................    United States       3,056,993          2,927,707
(e, l)    Wimar OPCO LLC/Finance Corp., senior sub. note, 9.625%, 12/15/14 ...    United States      12,892,000             16,115
                                                                                                                      ------------
          TOTAL CORPORATE BONDS, NOTES & SENIOR FLOATING RATE INTERESTS
             IN REORGANIZATION (COST $11,310,097) ............................                                           3,487,617
                                                                                                                      ------------
          TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
             (COST $209,800,472) .............................................                                         166,092,267
                                                                                                                      ------------
          SHORT TERM INVESTMENTS (COST $29,054,015) 15.4%
          CORPORATE BONDS, NOTES & SENIOR FLOATING RATE INTERESTS 0.0%(i)
(k, o)    Lyondell Chemical Co., DIP Delayed Draw Term Loan, FRN, 13.00%,
             12/15/09 ........................................................    United States          52,941             55,310
                                                                                                                      ------------
          U.S. GOVERNMENT AND AGENCY SECURITIES 15.4%
(p)       FHLB, 10/01/09 .....................................................    United States      29,000,000         29,000,000
                                                                                                                      ------------
          TOTAL INVESTMENTS (COST $238,854,487) 103.4% .......................                                         195,147,577
          OPTIONS WRITTEN (0.1)% .............................................                                            (280,440)
          SECURITIES SOLD SHORT (8.1)% .......................................                                         (15,321,548)
          OTHER ASSETS, LESS LIABILITIES 4.8% ................................                                           9,127,707
                                                                                                                      ------------
          NET ASSETS 100.0% ..................................................                                        $188,673,296
                                                                                                                      ============

                                                                                                       CONTRACTS
                                                                                                   ----------------
(q)       OPTIONS WRITTEN 0.1%
          CALL OPTIONS 0.1%
          BEVERAGES 0.0%(i)
          Pepsico Inc., Oct. 57.5 Calls, 10/17/09 ............................    United States             320       $     59,840
                                                                                                                      ------------
          FOOD & STAPLES RETAILING 0.1%
          CVS Caremark Corp., Nov. 32.5 Calls, 11/21/09 ......................    United States             381            133,350
                                                                                                                      ------------
          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.0%(i)
          Maxim Integrated Products Inc., Nov. 17.5 Calls, 11/21/09 ..........    United States             375       $     58,125
                                                                                                                      ------------
          PUT OPTIONS 0.0%(i)
          METALS & MINING 0.0%(i)
          Walter Energy Inc., Jan. 20, Puts, 1/22/11 .........................    United States             233             29,125
                                                                                                                      ------------
          TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $ 265,786) ................                                             280,440
                                                                                                                      ------------


                             24 | Semiannual Report

Franklin Mutual Recovery Fund

                                                                                     COUNTRY            SHARES            VALUE
                                                                                 ---------------   ----------------   ------------
(r)       SECURITIES SOLD SHORT 8.1%
          IT SERVICES 0.5%
          Affiliated Computer Services Inc., A ...............................    United States          17,300       $    937,141
                                                                                                                      ------------
          MEDIA 1.2%
          News Corp., B ......................................................    United States         160,130          2,240,219
                                                                                                                      ------------
          METALS & MINING 1.1%
          BHP Billiton Ltd., ADR .............................................      Australia            32,000          2,112,320
                                                                                                                      ------------
          PHARMACEUTICALS 5.3%
          Merck & Co. Inc ....................................................    United States         185,628          5,871,413
          Pfizer Inc .........................................................    United States         251,387         4,160,4 55
                                                                                                                      ------------
                                                                                                                        10,031,868
                                                                                                                      ------------
          TOTAL SECURITIES SOLD SHORT (PROCEEDS $12,843,369) ......................................................   $ 15,321,548
                                                                                                                      ------------

(a)  Non-income producing.

(b) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(c) Security has been deemed illiquid because it may not be able to be sold within seven days. At September 30, 2009, the aggregate value of these securities was $59,918, representing 0.03% of net assets.

(d)  See Note 9 regarding restricted securities.

(e)  See Note 13 regarding other considerations.

(f) A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(c).

(g) A portion or all of the security is held in connection with written option contracts open at period end.

(h) Security or a portion of the security has been segregated as collateral for securities sold short. At September 30, 2009, the value of securities and/or cash pledged amounted to $35,310,853.

(i)  Rounds to less than 0.1% of net assets.

(j)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(k)  The coupon rate shown represents the rate at period end.

(l)  See Note 8 regarding credit risk and defaulted securities.

(m) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At September 30, 2009, the aggregate value of these securities was $2,456,582, representing 1.30% of net assets.

(n)  Income may be received in additional securities and/or cash.

(o)  See Note 10 regarding unfunded loan commitments.

(p)  The security is traded on a discount basis with no stated coupon rate.

(q)  See Note 1(d) regarding written options.

(r)  See Note 1(e) regarding securities sold short.


                             Semiannual Report | 25

Franklin Mutual Recovery Fund

At September 30, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

                                                              CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                 COUNTERPARTY   TYPE     QUANTITY      AMOUNT        DATE      APPRECIATION   DEPRECIATION
--------                 ------------   ----   -----------   ----------   ----------   ------------   ------------
Euro .................       DBFX       Sell     2,022,707   $2,859,774    10/13/09      $     --      $ (99,625)
Euro .................       SSBT       Sell       270,000      394,872    10/13/09            --           (162)
Japanese Yen .........       SSBT       Sell   386,436,484    3,924,082    10/20/09            --       (381,955)
Japanese Yen .........       SSBT       Buy    382,867,384    3,970,688    10/20/09       295,578             --
Danish Krone .........       HAND       Sell    11,100,671    1,903,309    10/23/09            --       (277,880)
Danish Krone .........       SSBT       Sell     6,752,700    1,222,555    10/23/09            --       (104,294)
Danish Krone .........       BANT       Sell       983,100      182,974    10/23/09            --        (10,197)
Danish Krone .........       SSBT       Buy      6,922,934    1,200,104    10/23/09       160,195             --
Canadian Dollar ......       SSBT       Sell     2,187,980    2,022,138    10/30/09            --        (22,715)
British Pound ........       SSBT       Sell     3,259,299    5,309,942    11/12/09       103,122             --
British Pound ........       DBFX       Sell     2,765,410    4,582,560    11/12/09       164,317             --
British Pound ........       BANT       Sell     1,046,342    1,723,162    11/12/09        51,440             --
Australian Dollar ....       SSBT       Sell     2,109,370    1,818,089    11/17/09            --        (35,047)
Australian Dollar ....       BANT       Buy         29,550       25,482    11/17/09           479             --
                                                                                         --------      ---------
   Unrealized appreciation (depreciation) ..........................................      775,131       (931,875)
                                                                                         --------      ---------
      NET UNREALIZED APPRECIATION (DEPRECIATION) ...................................                   $(156,744)
                                                                                                       =========

At September 30, 2009, the Fund had the following total return swap contracts outstanding. See Note 1(d).

                                                                             NOTIONAL     EXPIRATION    UNREALIZED     UNREALIZED
COUNTERPARTY             RECEIVE                        PAY                 AMOUNT(a)        DATE      APPRECIATION   DEPRECIATION
------------   --------------------------   ---------------------------   -------------   ----------   ------------   ------------
UBSW           Market linked return of
               National Express Group PLC   2-Week GBP LIBOR plus 0.45%   1,013,880 GBP     9/13/12       $44,240        $  --
UBSW           Market linked return of
               National Express Group PLC   2-Week GBP LIBOR plus 0.45%     119,053 GBP     9/25/12           309           --
UBSW           Market linked return of
               National Express Group PLC   2-Week GBP LIBOR plus 0.45%     149,390 GBP     9/28/12            --           (6)
UBSW           Market linked return of
               National Express Group PLC   2-Week GBP LIBOR plus 0.45%      72,136 GBP     9/29/12            --          (98)
UBSW           Market linked return of
               National Express Group PLC   2-Week GBP LIBOR plus 0.45%     503,301 GBP     9/30/12            --         (803)
                                                                                                          -------        -----
   Unrealized appreciation (depreciation) ..........................................................       44,549         (907)
                                                                                                          -------        -----
      NET UNREALIZED APPRECIATION (DEPRECIATION) ...................................................      $43,642
                                                                                                          =======

(a)  In U.S. Dollars unless otherwise indicated.

See Abbreviations on page 46.

   The accompanying notes are an integral part of these financial statements.


                             26 | Semiannual Report

Franklin Mutual Recovery Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2009 (unaudited)

Assets:
   Investments in securities:
      Cost ............................................................   $ 238,854,487
                                                                          -------------
      Value ...........................................................   $ 195,147,577
   Cash ...............................................................         103,550
   Cash on deposit with brokers .......................................      15,366,886
   Foreign currency, at value (cost $78,598) ..........................          79,121
   Receivables:
      Investment securities sold ......................................       3,626,037
      Capital shares sold .............................................         332,895
      Dividends and interest ..........................................         387,078
   Unrealized appreciation on forward exchange contracts ..............         775,131
   Unrealized appreciation on swap contracts ..........................          44,549
   Unrealized appreciation on unfunded loan commitments (Note 10) .....         138,996
                                                                          -------------
         Total assets .................................................     216,001,820
                                                                          -------------
Liabilities:
   Payables:
      Investment securities purchased .................................       9,717,359
      Capital shares redeemed .........................................          25,253
      Affiliates ......................................................         235,007
   Options written, at value (premiums received $265,786) .............         280,440
   Securities sold short, at value (proceeds $12,843,369) .............      15,321,548
   Unrealized depreciation on forward exchange contracts ..............         931,875
   Unrealized depreciation on swap contracts ..........................             907
   Accrued expenses and other liabilities .............................         816,135
                                                                          -------------
         Total liabilities ............................................      27,328,524
                                                                          -------------
            Net assets, at value ......................................   $ 188,673,296
                                                                          -------------
Net assets consist of:
   Paid-in capital ....................................................   $ 353,081,163
   Distributions in excess of net investment income ...................        (938,277)
   Net unrealized appreciation (depreciation) .........................     (46,260,795)
   Accumulated net realized gain (loss) ...............................    (117,208,795)
                                                                          -------------
            Net assets, at value ......................................   $ 188,673,296
                                                                          =============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 27

Franklin Mutual Recovery Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
September 30, 2009 (unaudited)

CLASS A:
    Net assets, at value ......................................................   $104,567,161
                                                                                  ------------
    Shares outstanding ........................................................     11,530,419
                                                                                  ------------
    Net asset value per share(a) ..............................................   $       9.07
                                                                                  ------------
    Maximum offering price per share (net asset value per share / 94.25%) .....   $       9.62
                                                                                  ------------
CLASS B:
    Net assets, at value ......................................................   $  1,806,835
                                                                                  ------------
    Shares outstanding ........................................................        202,990
                                                                                  ------------
    Net asset value and maximum offering price per share(a) ...................   $       8.90
                                                                                  ------------
CLASS C:
    Net assets, at value ......................................................   $ 41,881,098
                                                                                  ------------
    Shares outstanding ........................................................      4,703,662
                                                                                  ------------
    Net asset value and maximum offering price per share(a) ...................   $       8.90
                                                                                  ------------
ADVISOR CLASS:
    Net assets, at value ......................................................   $ 40,418,202
                                                                                  ------------
    Shares outstanding ........................................................      4,413,512
                                                                                  ------------
    Net asset value and maximum offering price per share ......................   $       9.16
                                                                                  ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             28 | Semiannual Report

Franklin Mutual Recovery Fund

STATEMENT OF OPERATIONS
for the six months ended September 30, 2009 (unaudited)

Investment income:
   Dividends ............................................................................   $  1,245,241
   Interest .............................................................................      2,004,460
                                                                                            ------------
         Total investment income ........................................................      3,249,701
                                                                                            ------------
Expenses:
   Management fees (Note 4a) ............................................................        440,891
   Administrative fees (Note 4b) ........................................................        176,325
   Distribution fees: (Note 4c)
      Class A ...........................................................................        137,246
      Class B ...........................................................................          8,438
      Class C ...........................................................................        196,888
   Transfer agent fees (Note 4e) ........................................................        117,869
   Custodian fees (Note 5) ..............................................................          6,990
   Reports to shareholders ..............................................................         25,054
   Registration and filing fees .........................................................         32,875
   Professional fees ....................................................................        103,434
   Trustees' fees and expenses ..........................................................         58,135
   Dividends on securities sold short ...................................................        223,251
   Stock loan fees ......................................................................      1,863,164
   Other ................................................................................         37,664
                                                                                            ------------
         Total expenses .................................................................      3,428,224
         Expense reductions (Note 5) ....................................................           (892)
                                                                                            ------------
            Net expenses ................................................................      3,427,332
                                                                                            ------------
               Net investment income (loss) .............................................       (177,631)
                                                                                            ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .......................................................................    (31,247,290)
      Written options ...................................................................       (289,933)
      Foreign currency transactions .....................................................       (302,661)
      Securities sold short .............................................................     (1,511,049)
                                                                                            ------------
            Net realized gain (loss) ....................................................    (33,350,933)
                                                                                            ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .......................................................................     78,604,524
      Translation of other assets and liabilities denominated in foreign currencies .....       (680,694)
                                                                                            ------------
            Net change in unrealized appreciation (depreciation) ........................     77,923,830
                                                                                            ------------
Net realized and unrealized gain (loss) .................................................     44,572,897
                                                                                            ------------
Net increase (decrease) in net assets resulting from operations .........................   $ 44,395,266
                                                                                            ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 29

Franklin Mutual Recovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    SIX MONTHS ENDED
                                                                                   SEPTEMBER 30, 2009     YEAR ENDED
                                                                                       (UNAUDITED)      MARCH 31, 2009
                                                                                   ------------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) .............................................      $   (177,631)     $   2,626,144
      Net realized gain (loss) from investments, written options, foreign
         currency transactions and securities sold short .......................       (33,350,933)       (75,819,797)
      Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign
         currencies ............................................................        77,923,830        (68,373,644)
                                                                                      ------------      -------------
            Net increase (decrease) in net assets resulting from operations ....        44,395,266       (141,567,297)
                                                                                      ------------      -------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...............................................................                --         (2,726,336)
         Class B ...............................................................                --            (31,022)
         Class C ...............................................................                --           (640,105)
         Advisor Class .........................................................                --         (1,689,053)
      Net realized gains:
         Class A ...............................................................                --           (126,601)
         Class B ...............................................................                --             (2,468)
         Class C ...............................................................                --            (52,179)
         Advisor Class .........................................................                --            (62,855)
                                                                                      ------------      -------------
   Total distributions to shareholders .........................................                --         (5,330,619)
                                                                                      ------------      -------------
   Capital share transactions: (Note 3)
         Class A ...............................................................       (18,354,687)       (63,776,607)
         Class B ...............................................................          (322,247)        (1,236,489)
         Class C ...............................................................        (6,377,472)       (27,110,428)
         Advisor Class .........................................................        (2,699,513)       (83,000,211)
                                                                                      ------------      -------------
   Total capital share transactions ............................................       (27,753,919)      (175,123,735)
                                                                                      ------------      -------------
            Net increase (decrease) in net assets ..............................        16,641,347       (322,021,651)
Net assets:
   Beginning of period .........................................................       172,031,949        494,053,600
                                                                                      ------------      -------------
   End of period ...............................................................      $188,673,296      $ 172,031,949
                                                                                      ============      =============
Distributions in excess of net investment income included in net assets:
   End of period ...............................................................      $   (938,277)     $    (760,646)
                                                                                      ============      =============

   The accompanying notes are an integral part of these financial statements.


                             30 | Semiannual Report

Franklin Mutual Recovery Fund

STATEMENT OF CASH FLOWS
for the six months ended September 30, 2009 (unaudited)

Cash flow from operating activities:
   Dividends, interest and other income received ..................................   $  2,214,030
   Operating expenses paid ........................................................     (2,906,382)
   Purchases of long-term investments .............................................    (82,312,083)
   Cash on deposit with brokers for securities sold short .........................      3,016,401
   Realized loss on forward contracts .............................................       (302,661)
   Sales and maturities of long-term investments ..................................    110,268,063
   Net sales of short-term investments ............................................     (3,493,385)
                                                                                      ------------
            Cash provided - operating activities ..................................     26,483,983
                                                                                      ------------
   Cash flow from financing activities: ...........................................
      Proceeds from subscriptions of Fund shares ..................................      7,889,364
      Payment on redemptions of Fund shares .......................................    (35,857,720)
                                                                                      ------------
            Cash used - financing activities ......................................    (27,968,356)
                                                                                      ------------
Net increase (decrease) in cash ...................................................     (1,484,373)
Cash at beginning of period .......................................................      1,667,044
                                                                                      ------------
Cash at end of period .............................................................   $    182,671
                                                                                      ============
RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATING ACTIVITIES TO NET CASH PROVIDED IN OPERATING ACTIVITIES FOR
   THE PERIOD ENDED SEPTEMBER 30, 2009
Net increase (decrease) in net assets resulting from operating activities .........   $ 44,395,266
      Adjustments to reconcile net increase (decrease) in net assets resulting from operating activities to net cash provided by operating activities:
         Decrease in dividends and interest receivable and other assets ...........        248,197
         Increase in affiliates, accrued expenses and other liabilities ...........        520,950
         Decrease in cash on deposit with brokers for securities sold short .......      3,016,401
         Decrease in receivables for investments sold .............................        123,856
         Increase in payable for investments purchased ............................      8,352,336
         Decrease in cost of investments ..........................................     47,851,695
         Net change in unrealized appreciation ....................................    (78,024,718)
                                                                                      ------------
Net cash provided in operating activities .........................................   $ 26,483,983
                                                                                      ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 31

Franklin Mutual Recovery Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Mutual Recovery Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end, continuously offered investment company. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted


                             32 | Semiannual Report

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and


                             Semiannual Report | 33

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED AND DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contacts, cash or securities may be required to be deposited as collateral.

The Fund enters into total return swap contracts in order to gain the equity price risk of an underlying asset. A total return swap is an agreement between the Fund and a counterparty to exchange a market linked return for a floating rate payment, both based upon a notional principal amount. Over the term of the contract, contractually required payments to be paid or


                             34 | Semiannual Report

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

received are accrued daily and recorded as unrealized depreciation or appreciation until the payments are made, at which time they are realized. Payments received or paid to recognize changes in the value of the underlying asset are recorded as realized gain or loss. Pursuant to the terms of the total return swap contract, cash or securities may be required to be deposited as collateral. Any cash received may be invested according to the Fund's investment objectives.

The Fund purchases or writes option contracts in order to manage equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 12 regarding other derivative information.

E. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay stock loan fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any stock loan fees are recorded as an expense to the Fund.

F. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of September 30, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.


                             Semiannual Report | 35

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. TENDER SHARES

On a quarterly basis, the Fund may make tender offers, the amount of which is determined by the Board of Trustees, for the repurchase of at least 5% but not more than 25% of the shares outstanding. The repurchase price is the net asset value on the repurchase pricing date.


                             36 | Semiannual Report

Franklin Mutual Recovery Fund

3. SHARES OF BENEFICIAL INTEREST

At September 30, 2009, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                         SIX MONTHS ENDED               YEAR ENDED
                                        SEPTEMBER 30, 2009            MARCH 31, 2009
                                    -------------------------   -------------------------
                                      SHARES        AMOUNT        SHARES        AMOUNT
                                    ----------   ------------   ----------   ------------
CLASS A SHARES:
   Shares sold ..................      614,727   $  5,047,138    1,823,855   $ 18,054,631
   Shares issued in reinvestment
      of distributions ..........           --             --      299,696      2,250,714
   Shares redeemed ..............   (3,049,866)   (23,401,825)  (8,031,959)   (84,081,952)
                                    ----------   ------------   ----------   ------------
   Net increase (decrease) ......   (2,435,139)  $(18,354,687)  (5,908,408)  $(63,776,607)
                                    ==========   ============   ==========   ============
CLASS B SHARES:
   Shares sold ..................        3,039   $     26,162        5,602   $     43,189
   Shares issued in reinvestment
      of distributions ..........           --             --        3,897         28,877
   Shares redeemed ..............      (46,663)      (348,409)    (131,283)    (1,308,555)
                                    ----------   ------------   ----------   ------------
   Net increase (decrease) ......      (43,624)  $   (322,247)    (121,784)  $ (1,236,489)
                                    ==========   ============   ==========   ============
CLASS C SHARES:
   Shares sold ..................       89,142   $    725,126      382,579   $  3,705,723
   Shares issued in reinvestment
      of distributions ..........           --             --       74,989        555,668
   Shares redeemed ..............     (945,010)    (7,102,598)  (3,077,030)   (31,371,819)
                                    ----------   ------------   ----------   ------------
   Net increase (decrease) ......     (855,868)  $ (6,377,472)  (2,619,462)  $(27,110,428)
                                    ==========   ============   ==========   ============
ADVISOR CLASS SHARES:
   Shares sold ..................      274,115   $  2,330,628    1,152,923   $ 13,065,712
   Shares issued in reinvestment
      of distributions ..........           --             --      166,656      1,261,586
   Shares redeemed ..............     (654,197)    (5,030,141)  (9,378,602)   (97,327,509)
                                    ----------   ------------   ----------   ------------
   Net increase (decrease) ......     (380,082)  $ (2,699,513)  (8,059,023)  $(83,000,211)
                                    ==========   ============   ==========   ============

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                             Semiannual Report | 37

Franklin Mutual Recovery Fund

4. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays Franklin Mutual an investment management fee comprised of a "base fee" and a "performance adjustment". The base fee is calculated at the beginning of each month using an annual rate of 1.50% of the prior month's average daily net assets. The performance adjustment is calculated at the beginning of each month based on how much the Fund's total return exceeded or lagged its performance fee index, the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index, (Fund performance differential), over the preceding twelve-month period (performance period). A performance adjustment is applicable if the Fund performance differential exceeds 1.00%, either upwards (an increase to the base fee) or downwards (a decrease to the base fee). The performance adjustment rate is equal to 0.01% for each additional 0.05% that the Fund performance differential exceeds 1.00%. The performance adjustment amount is determined by multiplying the performance adjustment rate by the average daily net assets of the performance period. The performance adjustment rate may not exceed 1.00% annualized, either upwards or downwards. At the end of each month, an annualized investment management fee ratio is calculated (total investment management fees divided by fiscal year to date average daily net assets). In accordance with the Investment Management Agreement, the investment management fee ratio may not exceed 2.50% or fall below 0.50% for the fiscal year. For the period, the total annualized management fee rate, including the performance adjustment, was 0.50% of the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .......   0.35%
Class B .......   1.00%
Class C .......   1.00%


                             38 | Semiannual Report

Franklin Mutual Recovery Fund

4. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers .....................   $4,804
Contingent deferred sales charges retained .........   $1,428

E. TRANSFER AGENT FEES

For the period ended September 30, 2009, the Fund paid transfer agent fees of $117,869, of which $77,474 was retained by Investor Services.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended September 30, 2009, the custodian fees were reduced as noted in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2009, the Fund had tax basis capital losses of $41,981,552 expiring in 2017.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2009, the Fund deferred realized capital losses of $36,808,102.

At September 30, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .........................   $243,119,192
                                                ============
Unrealized appreciation .....................   $ 15,740,548
Unrealized depreciation .....................    (63,712,163)
                                                ------------
Net unrealized appreciation (depreciation) ..   $(47,971,615)
                                                ============


                             Semiannual Report | 39

Franklin Mutual Recovery Fund

6. INCOME TAXES (CONTINUED)

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, payments-in-kind, bond discounts and premiums, certain dividends on securities sold short, partnership distributions, recognition of partnership income and corporate action adjustments.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, certain dividends on securities sold short, partnership distributions, recognition of partnership income, index options and corporate action adjustments.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended September 30, 2009, aggregated $73,550,060 and $91,287,647, respectively.

Transactions in options written during the period ended September 30, 2009, were as follows:

                                                NUMBER OF    PREMIUMS
                                                CONTRACTS    RECEIVED
                                                ---------   ---------
Options outstanding at March 31, 2009 .......     1,585     $ 121,417
Options written .............................     6,191       515,654
Options expired .............................      (935)      (46,894)
Options exercised ...........................    (4,623)     (208,553)
Options closed ..............................      (909)     (115,838)
                                                 ------     ---------
Options outstanding at September 30, 2009 ...     1,309     $ 265,786
                                                 ======     =========

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that income on debt securities,


                             40 | Semiannual Report

Franklin Mutual Recovery Fund

8. CREDIT RISK AND DEFAULTED SECURITIES (CONTINUED)

including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes a reserve for uncollectible interest.

At September 30, 2009, the aggregate value of distressed company securities and securities for which interest has been discontinued was $4,781,027, representing 2.53% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At September 30, 2009, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

PRINCIPAL AMOUNT/                                                    ACQUISITION
SHARES/CONTRACTS    ISSUER                                              DATES            COST         VALUE
-----------------   ------------------------------------------   ------------------   ----------   -----------
           83,977   AboveNet Inc. ............................    9/03/03 - 9/08/09   $1,625,260   $ 4,094,719
               55   AboveNet Inc., stock grant, grant price
                       $10.475, expiration date 9/09/13 ......    4/17/06 - 9/08/06           --         8,423
               11   AboveNet Inc., stock grant, grant price
                       $30, expiration date 9/07/18 ..........         9/08/09                --           825
        1,439,821   CB FIM Coinvestors LLC ...................    1/15/09 - 6/02/09    1,439,821     3,671,543
        1,874,481   Cerberus CG Investor I LLC ...............    7/26/07 - 6/17/08    1,868,061       356,151
        1,645,200   Cerberus CG Investor I LLC, 12.00%,
                       7/31/14 ...............................         7/26/07         1,645,200       312,588
        1,874,481   Cerberus CG Investor II LLC ..............    7/26/07 - 6/17/08    1,868,061       356,151
        1,645,200   Cerberus CG Investor II LLC, 12.00%,
                       7/31/14 ...............................         7/26/07         1,645,200       312,588
          937,240   Cerberus CG Investor III LLC .............    7/26/07 - 6/17/08      934,030       178,076
          822,600   Cerberus CG Investor III LLC, 12.00%,
                       7/31/14 ...............................         7/26/07           822,600       156,294
        1,801,197   Cerberus FIM Investors Holdco LLC ........   11/20/06 - 6/02/09    1,801,197       146,798
        5,330,691   Cerberus FIM Investors Holdco LLC,
                       12.00%, 11/22/13 ......................        11/21/06         5,330,691       434,451
              721   Elephant Capital Holdings Ltd. ...........   10/22/03 - 3/11/08       83,893            --
        1,055,414   First Chicago Bancorp ....................   11/16/06 - 9/28/09    6,555,871     1,444,645
        4,502,725   GLCP Harrah's Investment LP ..............         1/15/08         4,502,725            --
           10,457   IACNA Investor LLC .......................         7/24/08             3,450           104
          287,034   Imagine Group Holdings Ltd. ..............         8/31/04         2,939,659     2,734,458


                             Semiannual Report | 41

Franklin Mutual Recovery Fund

9. RESTRICTED SECURITIES (CONTINUED)

PRINCIPAL AMOUNT/                                                    ACQUISITION
SHARES/CONTRACTS    ISSUER                                              DATES            COST         VALUE
-----------------   ------------------------------------------   ------------------   ----------   -----------
          185,241   International Automotive Components
                       Group Brazil LLC ......................   4/13/06 - 12/26/08   $  123,244   $   197,573
           16,213   International Automotive Components
                       Group Japan LLC .......................    9/26/06 - 3/27/07      140,753        53,855
          660,308   (a)International Automotive Components
                       Group LLC .............................    3/15/06 - 4/04/08      660,479       212,025
           90,167   International Automotive Components
                       Group NA LLC, 9.00%, 4/01/17 ..........         3/30/07            91,520        77,489
          299,438   International Automotive Components
                       Group NA LLC, A .......................   3/30/07 - 10/10/07      296,408         2,515
              574   Motor Coach Industries International
                       Inc. ..................................         4/17/09           660,852            --
            4,219   Motor Coach Industries International
                       Inc., pfd. ............................    4/17/09 - 7/01/09    4,218,553     2,603,185
           31,928   NCB Warrant Holdings Ltd., A .............   12/16/05 - 3/11/08    2,153,981            --
          445,440   Symetra Financial ........................         7/27/04         5,120,000     6,948,864
                                                                                                   -----------
                    TOTAL RESTRICTED SECURITIES (12.88% of Net Assets) .........................   $24,303,320
                                                                                                   ===========

(a) The Fund also invests in unrestricted securities of the issuer, valued at $59,381 as of September 30, 2009.

10. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At September 30, 2009, unfunded commitments were as follows:

                                                      UNFUNDED
BORROWER                                             COMMITMENT
--------                                             ----------
Lyondell Chemical Co., DIP Delayed Draw Term Loan,
   FRN, 13.00%, 12/15/09 .........................   $   26,459
Realogy Corp., FRN, 2.504%, 4/10/13 ..............    3,019,400
                                                     ----------
                                                     $3,045,859
                                                     ==========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.


                             42 | Semiannual Report

Franklin Mutual Recovery Fund

11. UNFUNDED CAPITAL COMMITMENTS

The Fund may enter into certain capital commitments and may be obligated to perform on such agreements at a future date. Unfunded capital commitments requiring recognition are monitored for impairment and any unrealized deprecation is included in the Statement of Assets and Liabilities and the Statement of Operations. At September 30, 2009, the Fund had aggregate unfunded capital commitments of $12,448,622, for which no depreciation has been recognized.

12. OTHER DERIVATIVE INFORMATION

At September 30, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

                                    ASSET DERIVATIVES                        LIABILITY DERIVATIVES
DERIVATIVE CONTRACTS   ------------------------------------------   ---------------------------------------
NOT ACCOUNTED FOR AS      STATEMENT OF ASSETS AND      FAIR VALUE     STATEMENT OF ASSETS AND    FAIR VALUE
HEDGING INSTRUMENTS         LIABILITIES LOCATION         AMOUNT        LIABILITIES LOCATION        AMOUNT
--------------------   -----------------------------   ----------   --------------------------   ----------
Foreign exchange
   contracts .......   Unrealized appreciation on                   Unrealized depreciation on
                       forward exchange contracts       $775,131    forward exchange contracts    $931,875

Equity contracts ...   Investments in securities at                 Options written, at value/
                       value/Unrealized appreciation                Unrealized depreciation
                       on swap contracts                 279,972    on swap contracts              281,347

For the period ended September 30, 2009, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                  UNREALIZED
                                                                REALIZED GAIN    APPRECIATION
                                                                  (LOSS) FOR    (DEPRECIATION)     AVERAGE
                                                                  THE PERIOD    FOR THE PERIOD      AMOUNT
DERIVATIVE CONTRACTS                                                ENDED           ENDED        OUTSTANDING
NOT ACCOUNTED FOR AS                STATEMENT OF                SEPTEMBER 30,    SEPTEMBER 30,    DURING THE
HEDGING INSTRUMENTS             OPERATIONS LOCATIONS                 2009            2009         PERIOD(a)
--------------------   --------------------------------------   -------------   --------------   -----------
Foreign exchange
   contracts .......   Net realized gain (loss) from foreign
                       currency transactions/Net change in
                       unrealized appreciation (depreciation)
                       on translation of other assets and
                       liabilities denominated in foreign
                       currencies                                 $(409,736)      $  (610,414)    30,222,690

Equity contracts ...   Net realized gain (loss) from
                       investments and written options/Net
                       change in unrealized appreciation
                       (depreciation) on investments               (289,933)       (1,258,900)     1,771,951

(a) Represents the average number of option contracts or notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(d) regarding derivative financial instruments.


                             Semiannual Report | 43

Franklin Mutual Recovery Fund

13. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of bondholders' steering committees, official creditors' committees, or boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

14. CREDIT FACILITY

The Fund participates in a $20 million senior unsecured revolving credit facility to fund shareholder redemptions or meet unfunded loan commitments. Under the terms of the current credit facility, which expires on May 28, 2010, and may or may not be extended for subsequent periods on the same or different terms, the Fund shall, in addition to interest charged on any borrowings made by the Fund, pay an annual commitment fee based upon the unused portion of the credit facility. During the period, the Fund incurred commitment fees of $29,779, which is reflected in Other expenses on the Statement of Operations.

During the period ended September 30, 2009, the Fund did not utilize the facility.

15. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                             44 | Semiannual Report

Franklin Mutual Recovery Fund

15. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of September 30, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                                         LEVEL 1       LEVEL 2       LEVEL 3         TOTAL
                                                      ------------   -----------   -----------   ------------
ASSETS:
   Investments in Securities:
   Equity Investments(a):
      Airlines ....................................   $    363,234   $     4,473   $        --   $    367,707
      Auto Components .............................             --            --       466,609        466,609
      Commercial Banks ............................        825,845            --     1,444,645      2,270,490
      Consumer Finance ............................             --            --     4,708,719      4,708,719
      Insurance ...................................             --            --     9,683,322      9,683,322
      Machinery ...................................             --            --     2,603,185      2,603,185
      Media .......................................     16,519,174       490,880            --     17,010,054
      All other Equity Investments(b) .............    102,890,157            --            --    102,890,157
   Options Purchased ..............................        226,175            --            --        226,175
   Corporate Bonds, Notes & Senior
      Floating Rate Interests .....................             --    21,025,441     1,352,791     22,378,232
   Corporate Bonds, Notes & Senior
      Floating Rate Interests in Reorganization ...             --     3,487,617            --      3,487,617
   Short Term Investments .........................             --    29,055,310            --     29,055,310
                                                      ------------   -----------   -----------   ------------
   Total Investments in Securities ................   $120,824,585   $54,063,721   $20,259,271   $195,147,577
                                                      ============   ===========   ===========   ============
   Swaps ..........................................   $         --   $    44,549   $        --   $     44,549
   Forward Exchange Contracts .....................             --       775,131            --        775,131
   Unfunded Loan Commitments ......................             --       138,996            --        138,996
LIABILITIES:
   Options Written ................................        280,440            --            --        280,440
   Securities Sold Short ..........................     15,321,548            --            --     15,321,548
   Swaps ..........................................             --           907            --            907
   Forward Exchange Contracts .....................             --       931,875            --        931,875

(a)  Includes common and preferred stock as well as other equity investments.

(b) For detailed industry descriptions, see the accompanying Statement of Investments.


                             Semiannual Report | 45

Franklin Mutual Recovery Fund

15. FAIR VALUE MEASUREMENTS (CONTINUED)

At September 30, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                                                                                     NET CHANGE IN
                                                                                                                      UNREALIZED
                                                                                                                     APPRECIATION
                                                                                                                    (DEPRECIATION)
                                                              NET CHANGE IN                                          ATTRIBUTABLE
                                   BALANCE AT       NET        UNREALIZED        NET        TRANSFER    BALANCE AT     TO ASSETS
                                   BEGINNING     REALIZED     APPRECIATION    PURCHASES   IN (OUT) OF     END OF      STILL HELD
                                   OF PERIOD    GAIN (LOSS)  (DEPRECIATION)    (SALES)      LEVEL 3       PERIOD     AT PERIOD END
                                  -----------  ------------  --------------  -----------  -----------  -----------  --------------
ASSETS:
   Investments in Securities:
      Equity Investments:(a)
         Auto Components .......  $   144,267  $  (204,186)    $   570,908   $   (44,380) $        --  $   466,609    $   355,790
         Commercial Banks ......    1,624,930           --        (986,160)      805,875           --    1,444,645       (986,160)
         Consumer Finance ......    4,165,674           --         511,499        31,546           --    4,708,719        511,499
         Diversified
            Telecommunication
            Services ...........    2,099,978           --       1,167,240            --   (3,267,218)          --             --
         Health Care Providers &
            Services ...........    1,483,224     (122,485)          6,345      (291,129)  (1,075,955)          --             --
         Insurance .............    9,125,951           --         557,371            --           --    9,683,322        557,371
         Machinery .............           --           --      (2,276,220)    4,879,405           --    2,603,185     (2,276,220)
      Corporate Bonds, Notes &
         Senior Floating Rate
         Interests .............    8,530,767     (815,287)      1,971,601    (8,334,290)          --    1,352,791        110,351
      Corporate Bonds, Notes &
         Senior Floating Rate
         Interests in
         Reorganization ........      380,381   (2,823,446)      3,295,449      (660,852)    (191,532)          --             --
                                  -----------  -----------     -----------   -----------  -----------  -----------    -----------
   Total .......................  $27,555,172  $(3,965,404)    $ 4,818,033   $(3,613,825) $(4,534,705) $20,259,271    $(1,727,369)
                                  ===========  ===========     ===========   ===========  ===========  ===========    ===========

(a)  Includes common and preferred stocks as well as other equity investments.

16. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through November 17, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

COUNTERPARTY

BANT - Bank of America N.A.
DBFX - Deutsche Bank AG
HAND - Svenska Handelsbanken
SSBT - State Street Bank and Trust Co.
UBSW - UBS AG

CURRENCY

EUR  - Euro
GBP  - British Pound

SELECTED PORTFOLIO

ADR  - American Depository Receipt
DIP  - Debtor-In-Posession
FHLB - Federal Home Loan Bank
FRN  - Floating Rate Note
PIK  - Payment-In-Kind


                             46 | Semiannual Report

Franklin Mutual Recovery Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 19, 2009, unanimously approved renewal of the Fund's investment management agreement, as well as the Fund's administrative services agreement. Prior to a meeting of all the trustees for the purpose of considering such renewals, the independent trustees held three meetings dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including the independent trustees, determined that the existing investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars/client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year. Such material also addressed some of the actions taken by management in responding to turmoil in the markets in the past year. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager's methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

Over the past year, the Board and counsel to the independent trustees continued to receive reports on management's handling of recent regulatory and legal actions pending against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to the overall performance and actions taken by the investment manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced in the last year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of


                             Semiannual Report | 47

Franklin Mutual Recovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex. The Board also took into account, among other things, the strong financial position of Franklin Resources, Inc., the investment manager's parent company, and its commitment to the mutual fund business. The trustees also noted that during the past year Franklin Resources, Inc., like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the trustees discussed with management the nature of such reductions and the steps taken to minimize any negative impact on the nature and quality of the services being provided to the Fund.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board's decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager's ability to implement the Fund's disciplined value investment approach and its relationship with the Fund since the Fund's inception five and one-half years ago as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund's portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund's longer-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager's compensation is paid in shares of predesignated funds from the portfolio manager's fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager's best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished


                             48 | Semiannual Report

Franklin Mutual Recovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the significant recent efforts to develop, test and implement compliance procedures established in accordance with SEC requirements. They also reviewed the nature, extent and quality of the Fund's other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees' decision in renewing the Fund's administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund. In this context, the trustees believed that it is difficult to find open or closed-end funds that are truly comparable to the Fund due, in part, to the unique nature of the Fund as a closed-end interval fund investing in the categories of bankruptcy and distressed companies, merger arbitrage and undervalued stocks and debt instruments. They considered the performance of the Fund over the past five and one-half years since formation of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks (including the benchmark on which the Fund's performance adjustment fee is based), style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund's portfolio managers to discuss performance. The trustees noted that the Fund's total return (Class A shares) on an annualized basis for the period beginning on the Fund's inception date and ended December 31, 2008, was approximately -2.6%. The trustees concluded that, while the Fund's losses over the past year were disappointing and had a significant impact on the Fund's total return on an annualized basis since inception, such performance was acceptable in view of the Fund's investment approach and the market conditions existing in 2008.


                             Semiannual Report | 49

Franklin Mutual Recovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years. The trustees noted that the Fund's overall expense ratio declined over such period (the Fund's expense ratio over such period also declined when excluding the performance adjustment fee). The independent trustees noted that the Fund's performance adjustment fee is calculated based upon the Fund's performance compared against the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index. The independent trustees concluded that, in the context of the limited operating history and the above-described uniqueness of the Fund, the expenses for the Fund were satisfactory, taking into account factors relating to its operation, including, but not limited to, the quality and experience of the Fund's portfolio managers and research staff and the nature of the disciplined value investment approach followed for the Fund. The trustees also compared the Fund's fees to the fees charged to other accounts managed by the manager.

The trustees also reviewed the profitability study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability of the investment manager to the Fund, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2008, the most recent fiscal year end of Franklin Resources, Inc. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking into account in assessing the significance of the profitability study, the Board recognized the profitability study was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability study covering Franklin Resources, Inc.'s 2009 fiscal year period. The trustees noted that this analysis is reviewed every other year by independent accountants based on agreed-upon methodologies. The trustees reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the profitability study, it being recognized that allocation methodologies may each be reasonable while producing different results. The independent trustees reviewed the investment manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the investment manager and the method of allocations in the profitability study.

The independent trustees met with management to discuss the profitability study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability (losses); economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the profitability study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate


                             50 | Semiannual Report

Franklin Mutual Recovery Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered a study by Lipper, Inc., an independent third-party analyst, analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability outside the context of distribution. The Board also took into account management's expenditures in improving shareholder services provided to the Fund as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted the interest an affiliate of the investment manager has in a joint venture that financed up-front commissions paid to brokers/dealers who sold Fund Class B shares, noting that the Fund has ceased offering Class B shares and the benefits derived from the Fund as a result of this arrangement will diminish over time.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered that economies of scale may be realized by the manager and its affiliates as the Fund grows larger; however, since it had only been five and one-half years since the formation of the Fund and the amount of assets under management remains relatively small, the trustees concluded that economies of scale are difficult to consider at this time.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                             Semiannual Report | 51

Franklin Mutual Recovery Fund

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             52 | Semiannual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN MUTUAL RECOVERY FUND

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

471 S2009 11/09


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.      N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Edward I. Altman, Ann Torre Bates and Robert
E. Wade.


ITEM 6. SCHEDULE OF INVESTMENTS.            N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Mutual Advisers LLC in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund with the manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares.

The recommendation of management on any issue is a factor that the manager considers in determining how proxies should be voted. However, the manager does not consider recommendations from management to be determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. The manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the manager conducts an independent review of each anti-takeover proposal. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to the manager's proxy voting decisions for international investments. However, the manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

           N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL RECOVERY FUND


By /s/LAURA F. FERGERSON
 -------------------------------
     Laura F. Fergerson
     Chief Executive Officer -
      Finance and Administration
     Date November 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
 -------------------------------
     Laura F. Fergerson
     Chief Executive Officer -
      Finance and Administration
     Date November 25, 2009


By /s/MATTHEW T. HINKLE
 --------------------------------
     Matthew T. Hinkle
     Chief Financial Officer and
     Chief Accounting Officer
     Date November 25, 2009